Analysis of the Allowance for Credit Losses Above Relating to Retail Receivables Portfolio Segment, Finance Lease Receivables Portfolio Segment and Wholesale and Other Dealer Loan Receivables Portfolio Segment (Detail)
In Millions
	12 Months Ended
	Mar. 31, 2011 Retail USD ($)	Mar. 31, 2011 Retail JPY (¥)	Mar. 31, 2011 Finance leases JPY (¥)	Mar. 31, 2011 Finance leases USD ($)	Mar. 31, 2011 Wholesale and other dealer loans JPY (¥)	Mar. 31, 2011 Wholesale and other dealer loans USD ($)
Allowance for credit losses at beginning of year	$ 1,929	¥ 160,350	¥ 36,918	$ 444	¥ 35,211	$ 423
Provision for credit losses	(32)	(2,660)	6,023	73	2,098	26
Charge-offs	(819)	(68,122)	(2,820)	(34)	(5,885)	(71)
Recoveries	170	14,159	288	3	636	8
Other	(139)	(11,528)	(4,385)	(53)	(3,480)	(42)
Allowance for credit losses at end of year	$ 1,109	¥ 92,199	¥ 36,024	$ 433	¥ 28,580	$ 344